SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant   ☐                             Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Virgin America Inc.

(Name of Registrant as Specified In Its Charter)

Alaska Air Group, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Filed by Alaska Air Group, Inc.

Pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934, as amended

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following is a transcript of a video posted on April 4, 2016 on www.flyingbettertogether.com, a website that Alaska Airlines and Virgin America have created with information about the merger.

“Hi. My name is Brad Tilden, and I’m from Alaska Airlines. This is a very exciting day, because today, we’re announcing a combination of Alaska Airlines and Virgin America. Virgin America and Alaska are two great airlines that consistently deliver low fares and an outstanding customer experience. By bringing them together, we’re creating the premier airline for people who live anywhere on the West Coast. As you likely know already, Virgin is a fantastic airline and they’re headquartered in San Francisco. They have big operations in both SFO and LAX, and over their relatively short history, they’ve built a great reputation for fantastic customer service and for running a solid operation. Of course, those of you that know Alaska know that these two things are extremely important to us also. Together, the two airlines will fly to 114 destinations in four countries, and we’ll be the fifth largest airline in the United States. What this acquisition really does for our customers is give you excellent utility no matter where you live on the West Coast. If you live in California, Oregon, Washington, Alaska, or even Hawaii, we are much more likely to fly to the places you want to go, and to offer you low fares and that award-winning service along the way. So bottom line, we’re very excited about this combination. The team at Virgin America have built an incredible airline, and we’re going to do our best to honor what they’ve built and to seamlessly integrate the two companies to provide an even better experience for our customers. Thank you for watching this video. I look forward to seeing many of you out and about in the next few months. And if you want to learn more about this transaction, please check out a website we’ve created at FlyingBetterTogether.com. Thank you very much.”

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “likely,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward- looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.